                                                               Exhibit 23(b)

                              Arthur Andersen LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1998 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1997.

Arthur Andersen LLP

Atlanta, Georgia
June 10, 1998



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